UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:     811‑21485
Cohen & Steers Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)
280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code:     (212) 832‑3232
Date of fiscal year end:     December 31
Date of reporting period:     June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:
We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2023
Cohen & Steers Infrastructure Fund at Net Asset Value(a)	–0.32%
Cohen & Steers Infrastructure Fund at Market Value(a)	2.43%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofA Fixed Rate Preferred Securities Index(b)	1.15%
S&P 500 Index(b)	16.89%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
Managed Distribution Policy
The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.
The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of

(a)	As a closed‑end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)
The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.
The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.
Market Review
Global infrastructure stocks were little changed in the six months ending June 30, 2023. Listed infrastructure’s performance stood in contrast to the broader equity market, which rose on the strength of just a few sectors, led by technology (which rallied sharply on optimism surrounding advancements in artificial intelligence). As a result, listed infrastructure’s valuations moved below their historical average premium relative to the broad equity market.
After a strong start to the year, the global economy decelerated in the first half of the year, partly due to weaker-than-expected activity in China and a lack of significant stimulus in the country. However, growth generally remained positive, and worries about an impending recession receded. Major central banks continued to aggressively raise short-term lending rates to rein in inflation—in the steepest rate-hiking cycle in more than 40 years. However, with growth in U.S. consumer prices trending lower, the Federal Reserve appeared to be nearing a pause with its rate hikes (although it would likely continue with quantitative tightening, reducing the size of its balance sheet by allowing bonds it previously purchased to mature rather than rolling over the assets). Expectations were for a “higher for longer” rate environment from the European Central Bank and Bank of England, which contended with greater inflation and lower real (inflation-adjusted) interest rates.
Fund Performance
The Fund had a positive total return in the period on a market-price basis and outperformed its blended benchmark. On a NAV basis, the portfolio had a negative total return and underperformed its benchmark.
Electric and water utilities lagged as investors generally favored less-defensive sectors. The Fund’s stock selection and underweight allocation in electric utilities helped relative performance. Contributors included the portfolio’s underweight positions or non‑investments in several large-capitalization U.S. utilities that declined in the period. Additionally, the Fund had no investment in Adani Transmission, which fell materially due to a high-profile short seller report in January. The report primarily targeted its parent company, a non‑infrastructure conglomerate. Stock selection in water utilities hindered relative returns, partly due to an overweight position in U.S.-based Essential Utilities; its shares underperformed its peers on concerns over mild weather and the company’s 2023 guidance.
The communications sector was weighed down by several U.S.-based tower companies reporting disappointing forward guidance. However, mergers and acquisitions rumors buoyed several European tower companies, although no deal was announced. The timing of the Fund’s allocations and security

COHEN & STEERS INFRASTRUCTURE FUND, INC.

selection in communications aided relative returns. This included an overweight position in Cellnex Telecom, which rallied sharply on takeover speculation. An out‑of‑index position in data center company Digital Realty Trust also outperformed amid expectations of strong growth related to artificial intelligence applications.
The gas distribution sector posted a modest gain overall, with returns driven mainly by company-specific news rather than any overarching trend. The Fund’s stock selection in the gas distribution sector hindered relative returns, including an overweight in ENN Energy Holdings, which was dragged down by negative economic data in China.
Passenger transportation–related sectors, including airports and toll roads, generated healthy returns on improved global growth expectations and continued pent‑up demand from the Covid pandemic. The Fund’s underweight allocation in airports detracted from relative performance. Security selection in toll roads detracted from relative performance, largely from having no investment or underweight positions in certain Latin American toll road companies that rose meaningfully on the improved economic outlook.
In the railways sector, passenger rail and freight rail operators offered mixed volumes. Performance for the latter was checked by relative weakness among a few North American freight rail companies that reported somewhat disappointing earnings and guidance. The Fund’s security selection in railways detracted from relative performance, partially due to having no position in Brazil‑based Rumo, which benefited from increased global demand for commodities and better-than-expected local inflation data.
Marine ports were mixed. For instance, shares of India-based Adani Ports fell sharply on news its parent company was a target of a short seller’s report, while Brazilian company Santos Brasil rose meaningfully on takeover rumors and optimism over repricing of large contracts with key customers. The Fund’s stock selection in marine ports detracted from relative performance, which included having no investment in Santos Brasil.
Midstream energy fundamentals remained solid as the macroeconomic backdrop appeared likely to support energy throughput volumes. But the sector lost momentum due in part to softer natural gas prices. Security selection in the midstream sector aided the Fund’s relative performance. Contributors included the timing of our allocations in Oneok, which has considerable exposure to the natural gas market.
Fixed income investments, including preferred securities, had positive total returns in the period. Short-term interest rates climbed as the Federal Reserve and the European Central Bank continued to raise their key lending rates. Nevertheless, fixed income asset classes generally advanced as longer-term interest rates declined with reduced inflationary pressures, and credit spreads narrowed as global growth exceeded expectations. However, for preferred securities, the period was marked by elevated volatility, as bankruptcies in certain banks in the first quarter led to contagion concerns across the banking sector. (Banks are the predominant issuers of preferred securities.) Confidence soon returned as bank industry data and individual company comments suggested that the well-publicized bank failures were idiosyncratic and not reflective of systemic risk. The Fed’s annual stress test results late in the period confirmed that the nation’s banking system is strong and resilient. The test showed that many of the largest banks performed better than last year and are well positioned to weather a severe

COHEN & STEERS INFRASTRUCTURE FUND, INC.

recession. The Fund’s security selection and underweight allocation in preferred securities detracted from relative performance, partly due to out‑of‑benchmark investments in securities from Silicon Valley Bank and Credit Suisse.
Impact of Foreign Currency on Fund Performance
The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar depreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a tailwind for absolute returns.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), did not have a significant impact on the Fund’s performance for the six‑month period ended June 30, 2023.
Impact of Derivatives on Fund Performance
The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts contributed to the Fund’s total return for the six‑month period ended June 30, 2023.
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps significantly contributed to the Fund’s total return for the six‑month period ended June 30, 2023.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

BEN MORTON	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

THUY QUYNH DANG
Portfolio Manager
The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2023, leverage represented 30% of the Fund’s managed assets.
Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	30%
% Variable Rate Financing	15%
Variable Rate	6.0%
% Fixed Rate Financing(c)	85%
Weighted Average Rate on Fixed Financing	1.8%
Weighted Average Term on Fixed Financing	3.0 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2023. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)
Average Annual Total Returns—For Period Ended June 30, 2023

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	–1.35%	7.37%	9.15%	9.41%
Fund at Market Value	0.82%	8.84%	10.53%	9.21%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations is March 30, 2004.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2023
Top Ten Holdings(a)
(Unaudited)

Security	Value	% of Managed Assets

NextEra Energy, Inc.	$162,274,361	5.1
Transurban Group	126,975,688	4.0
American Tower Corp.	121,446,586	3.8
Enbridge, Inc.	92,286,446	2.9
National Grid PLC	84,263,996	2.6
Canadian National Railway Co.	83,408,833	2.6
PPL Corp.	80,736,313	2.5
Southern Co./The	74,012,169	2.3
CenterPoint Energy, Inc.	73,097,444	2.3
Union Pacific Corp.	69,071,936	2.2

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown(b)
(Based on Managed Net Assets)
(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	116.7%
AUSTRALIA	9.7%
RAILWAYS	1.0%
Aurizon Holdings Ltd.		8,589,984	$22,473,158

TOLL ROADS	8.7%
Atlas Arteria Ltd.(a)		16,278,382	67,603,785
Transurban Group(a)(b)		13,335,871	126,975,688

			194,579,473

TOTAL AUSTRALIA			217,052,631

BRAZIL	1.4%
TOLL ROADS
CCR SA		10,300,010	30,223,287

CANADA	13.0%
DIVERSIFIED	0.2%
Tidewater Renewables Ltd.(c)		789,442	5,017,627

ELECTRIC	0.8%
Hydro One Ltd.(d)		586,251	16,750,029

GAS DISTRIBUTION	1.4%
AltaGas Ltd.		1,709,971	30,720,747

MIDSTREAM	6.9%
Enbridge, Inc.(b)		2,482,869	92,286,446
Keyera Corp.		857,076	19,764,991
TC Energy Corp.		1,077,413	43,543,833

			155,595,270

RAILWAYS	3.7%
Canadian National Railway Co.		688,791	83,408,833

TOTAL CANADA			291,492,506

CHINA	3.0%
GAS DISTRIBUTION	1.8%
ENN Energy Holdings Ltd., (H shares)		3,279,821	41,024,272

MARINE PORTS	0.6%
China Merchants Port Holdings Co., Ltd., (H shares)		5,016,000	7,096,017
COSCO SHIPPING Ports Ltd., (H shares)		8,580,000	5,122,176

			12,218,193

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
TOLL ROADS	0.6%
Jiangsu Expressway Co., Ltd., (H shares)		15,514,000	$14,307,042

TOTAL CHINA			67,549,507

FRANCE	1.3%
ELECTRIC
Engie SA		1,794,411	29,882,188

GERMANY	1.2%
ELECTRIC
E.ON SE		2,080,126	26,572,375

HONG KONG	1.8%
ELECTRIC
Power Assets Holdings Ltd.(b)		7,771,500	40,796,300

INDIA	1.6%
ELECTRIC
Power Grid Corp of India Ltd.		11,860,086	36,806,446

ITALY	0.8%
ELECTRIC
Enel SpA		2,578,379	17,384,522

JAPAN	2.1%
GAS DISTRIBUTION	0.7%
Tokyo Gas Co., Ltd.		691,400	15,084,702

RAILWAYS	1.4%
West Japan Railway Co.(b)		792,100	32,945,062

TOTAL JAPAN			48,029,764

MEXICO	2.7%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, Class B		3,394,388	61,087,879

NETHERLANDS	0.6%
MARINE PORTS
Koninklijke Vopak NV		377,912	13,488,998

NEW ZEALAND	1.6%
AIRPORTS
Auckland International Airport Ltd.(b)(c)		6,665,359	35,029,568

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
PHILIPPINES	0.3%
MARINE PORTS
International Container Terminal Services, Inc.		1,795,530	$6,631,682

SPAIN	2.6%
AIRPORTS	1.7%
Aena SME SA(d)		234,282	37,917,756

COMMUNICATIONS	0.9%
Cellnex Telecom SA(d)		477,696	19,300,726

TOTAL SPAIN			57,218,482

THAILAND	2.0%
AIRPORTS
Airports of Thailand PCL(c)		22,244,500	45,016,017

UNITED KINGDOM	4.4%
ELECTRIC	3.7%
National Grid PLC		6,355,537	84,263,996

WATER	0.7%
Pennon Group PLC		1,667,274	15,064,684

TOTAL UNITED KINGDOM			99,328,680

UNITED STATES	66.6%
COMMUNICATIONS	7.8%
American Tower Corp.(b)(e)		626,207	121,446,586
Crown Castle, Inc.(b)(e)		290,692	33,121,447
SBA Communications Corp.(b)(e)		89,036	20,634,983

			175,203,016

DIVERSIFIED	0.2%
Benson Hill, Inc.(b)(c)(e)		962,500	1,251,250
Stem, Inc.(b)(c)(e)		637,750	3,647,930

			4,899,180

ELECTRIC	35.7%
Alliant Energy Corp.(b)(e)		1,269,705	66,634,118
CenterPoint Energy, Inc.(b)(e)(f)		2,507,631	73,097,444
CMS Energy Corp.(b)(e)		1,033,080	60,693,450
Dominion Energy, Inc.(b)(e)		1,213,330	62,838,361
Duke Energy Corp.(b)(e)(f)		373,745	33,539,876

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
Entergy Corp.(b)(e)(f)		425,010	$41,383,224
Evergy, Inc.(b)(e)		763,369	44,596,017
FirstEnergy Corp.(b)(e)		1,370,190	53,272,987
Net Power, Inc.(c)		731,336	9,507,368
NextEra Energy, Inc.(b)(e)		2,186,986	162,274,361
PPL Corp.(b)(e)		3,051,259	80,736,313
Public Service Enterprise Group, Inc.(b)(e)		614,368	38,465,580
Southern Co./The(b)		1,053,554	74,012,169

			801,051,268

GAS DISTRIBUTION	5.7%
NiSource, Inc.(b)		2,453,332	67,098,630
Sempra(b)(e)		413,766	60,240,192

			127,338,822

MIDSTREAM	11.4%
Cheniere Energy, Inc.(b)(e)		340,052	51,810,323
DT Midstream, Inc.(b)(c)(e)		631,724	31,314,559
Energy Transfer LP(b)		1,606,191	20,398,626
Hess Midstream LP, Class A		1,007,817	30,919,825
Kinder Morgan, Inc.		2,632,831	45,337,350
Kinetik Holdings, Inc., Class A(b)(e)		440,807	15,489,958
MPLX LP(b)(e)		514,959	17,477,708
ONEOK, Inc.(b)(e)		299,430	18,480,820
Plains All American Pipeline LP(b)(e)		1,764,432	24,878,491

			256,107,660

RAILWAYS	5.8%
Norfolk Southern Corp.(b)(e)		276,463	62,690,750
Union Pacific Corp.(b)(e)		337,562	69,071,936

			131,762,686

TOTAL UNITED STATES			1,496,362,632

TOTAL COMMON STOCK (Identified cost—$2,122,494,161)			2,619,953,464

PREFERRED SECURITIES—EXCHANGE-TRADED	3.5%
BERMUDA	0.0%
INSURANCE
RenaissanceRe Holdings Ltd., 5.75% , Series F(b)(g)		7,000	159,250

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
CANADA	0.2%
UTILITIES
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78(b)(h)		29,974	$761,939
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19‑A(b)(h)		89,073	2,126,173
Brookfield BRP Holdings Canada, Inc., 4.625% (b)(g)		100,000	1,558,000

			4,446,112

NETHERLANDS	0.1%
INSURANCE
AEGON Funding Co. LLC, 5.10% , due 12/15/49(b)		65,287	1,384,737

UNITED STATES	3.2%
BANKING	0.7%
Bank of America Corp., 6.00% , Series GG(b)(g)		184,373	4,605,638
KeyCorp., 6.20% to 12/15/27(b)(g)(h)		40,560	773,885
Regions Financial Corp., 5.70% to 5/15/29, Series C(b)(g)(h)		81,114	1,658,781
Wells Fargo & Co., 4.70% , Series AA(b)(g)		142,405	2,625,948
Wells Fargo & Co., 4.375% , Series CC(b)(g)		58,968	1,029,581
Wells Fargo & Co., 4.75% , Series Z(b)(e)(g)		206,575	3,933,188

			14,627,021

BROKERAGE	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(b)(g)		118,969	2,919,499

CONSUMER DISCRETIONARY PRODUCTS	0.2%
Ford Motor Co., 6.50% , due 8/15/62(b)		144,325	3,466,687

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2(b)(g)(h)		135,283	3,426,718
CHS, Inc., 6.75% to 9/30/24, Series 3(b)(g)(h)		137,935	3,482,859

			6,909,577

FINANCE	0.3%
Apollo Asset Management, Inc., 6.375% , Series A(b)(e)(g)		57,982	1,357,939
Apollo Asset Management, Inc., 6.375% , Series B(b)(g)		6,321	143,740
Carlyle Finance LLC, 4.625% , due 5/15/61(b)		70,000	1,269,100
Oaktree Capital Group LLC, 6.625% , Series A(b)(g)		100,000	2,243,000
Oaktree Capital Group LLC, 6.55% , Series B(b)(g)		66,071	1,475,365

			6,489,144

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
INSURANCE	0.5%
Allstate Corp./The, 7.375% , Series J(g)		98,834	$2,641,833
American International Group, Inc., 5.85% , Series A(g)		516	12,430
Arch Capital Group Ltd., 5.45% , Series F(b)(e)(g)		80,000	1,808,000
Athene Holding Ltd., 6.35% to 6/30/29, Series A(b)(g)(h)		115,223	2,419,683
Athene Holding Ltd., 4.875% , Series D(b)(g)		55,443	903,721
Enstar Group Ltd., 7.00% to 9/1/28, Series D(b)(g)(h)		77,050	1,757,510
Equitable Holdings, Inc., 5.25% , Series A(b)(g)		52,000	1,039,480
Voya Financial, Inc., 5.35% to 9/15/29, Series B(b)(g)(h)		45,010	1,002,373

			11,585,030

PIPELINES	0.3%
Energy Transfer LP, 7.625% to 8/15/23, Series D(b)(g)(h)		89,991	2,273,173
Energy Transfer LP, 7.60% to 5/15/24, Series E(b)(g)(h)		203,366	4,958,063

			7,231,236

TELECOMMUNICATION SERVICES	0.2%
AT&T, Inc., 5.00% , Series A(b)(g)		13,078	291,901
AT&T, Inc., 4.75% , Series C(b)(g)		182,869	3,854,879
United States Cellular Corp., 5.50% , due 6/1/70(b)		94,315	1,367,567

			5,514,347

UTILITIES	0.6%
CMS Energy Corp., 5.875% , due 3/1/79(b)		99,975	2,434,391
Duke Energy Corp., 5.75% , Series A(b)(g)		108,431	2,689,089
NiSource, Inc., 6.50% to 3/15/24, Series B(b)(g)(h)		40,519	1,020,673
Sempra, 5.75% , due 7/1/79(b)		99,837	2,406,072
Southern Co./The, 4.95% , due 1/30/80, Series 2020(b)		230,000	5,283,100

			13,833,325

TOTAL UNITED STATES			72,575,866

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$85,663,864)			78,565,965

		Principal Amount
PREFERRED SECURITIES—OVER‑THE‑COUNTER	18.8%
AUSTRALIA	0.5%
BANKING	0.2%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26 (USD)(b)(d)(g)(h)(i)		$4,000,000	3,914,813

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
Macquarie Bank Ltd./London, 6.125% to 3/8/27 (USD)(b)(d)(g)(h)(i)		$1,000,000	$901,604

			4,816,417

INSURANCE	0.3%
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)(h)(j)		1,800,000	1,717,755
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)(h)(j)		5,155,000	5,098,697

			6,816,452

TOTAL AUSTRALIA			11,632,869

CANADA	2.1%
BANKING	0.4%
Bank of Nova Scotia/The, 4.90% to 6/4/25 (USD)(b)(g)(h)		2,000,000	1,893,140
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (USD)(b)(h)		3,400,000	3,543,270
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (USD)(b)(h)		3,200,000	3,258,816

			8,695,226

PIPELINES	1.4%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20‑A (USD)(b)(h)		5,980,000	5,407,679
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16‑A (USD)(b)(h)		4,155,000	3,861,382
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)(b)(h)		5,913,000	5,451,071
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (USD)(b)(h)		3,985,000	3,917,687
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (USD)(b)(h)		1,920,000	1,934,152
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (USD)(b)(h)		5,008,000	4,314,392
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A (USD)(b)(e)(h)		6,499,000	6,146,429

			31,032,792

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
UTILITIES	0.3%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A (USD)(b)(e)(h)		$7,268,000	$7,055,266

TOTAL CANADA			46,783,284

FINLAND	0.1%
BANKING
Nordea Bank Abp, 6.625% to 3/26/26 (USD)(b)(d)(g)(h)(i)		1,400,000	1,326,906

FRANCE	1.6%
BANKING	1.5%
BNP Paribas SA, 6.625% to 3/25/24 (USD)(b)(d)(g)(h)(i)		1,660,000	1,600,449
BNP Paribas SA, 7.00% to 8/16/28 (USD)(b)(d)(g)(h)(i)		1,000,000	897,667
BNP Paribas SA, 7.375% to 8/19/25 (USD)(b)(d)(g)(h)(i)		6,200,000	6,026,854
BNP Paribas SA, 7.75% to 8/16/29 (USD)(b)(d)(g)(h)(i)		3,200,000	3,105,280
BNP Paribas SA, 9.25% to 11/17/27 (USD)(b)(d)(g)(h)(i)		5,200,000	5,372,186
Credit Agricole SA, 6.875% to 9/23/24 (USD)(b)(d)(g)(h)(i)		2,600,000	2,512,016
Credit Agricole SA, 7.875% to 1/23/24 (USD)(b)(d)(g)(h)(i)		4,600,000	4,561,424
Credit Agricole SA, 8.125% to 12/23/25 (USD)(b)(d)(g)(h)(i)		3,950,000	3,972,219
Societe Generale SA, 6.75% to 4/6/28 (USD)(b)(d)(g)(h)(i)		3,400,000	2,763,710
Societe Generale SA, 8.00% to 9/29/25 (USD)(b)(d)(g)(h)(i)		2,200,000	2,066,591
Societe Generale SA, 9.375% to 11/22/27 (USD)(b)(d)(g)(h)(i)		2,400,000	2,352,000

			35,230,396

INSURANCE	0.1%
CNP Assurances, 4.875% to 10/7/30 (USD)(g)(h)(i)(j)		2,200,000	1,643,840

TOTAL FRANCE			36,874,236

ITALY	0.2%
BANKING
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (USD)(b)(d)(g)(h)(i)		3,900,000	3,670,875

JAPAN	0.5%
INSURANCE
Dai‑ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24 (USD)(b)(d)(g)(h)		2,000,000	1,950,030
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (USD)(g)(h)(j)		2,800,000	2,718,450

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44 (USD)(b)(d)(h)		$5,600,000	$5,471,033

			10,139,513

NETHERLANDS	0.5%
BANKING	0.4%
ING Groep N.V., 5.75% to 11/16/26 (USD)(b)(g)(h)(i)		5,000,000	4,419,902
ING Groep N.V., 6.50% to 4/16/25 (USD)(b)(g)(h)(i)		2,600,000	2,428,660
ING Groep N.V., 6.75% to 4/16/24 (USD)(g)(h)(i)(j)		2,400,000	2,295,000

			9,143,562

INSURANCE	0.1%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (USD)(b)(h)		2,875,000	2,737,173

TOTAL NETHERLANDS			11,880,735

SPAIN	0.2%
BANKING
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (USD)(b)(g)(h)(i)		4,800,000	4,512,960
Banco Santander SA, 7.50% to 2/8/24 (USD)(g)(h)(i)(j)		600,000	574,113

			5,087,073

SWITZERLAND	1.0%
BANKING	0.4%
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (USD)(c)(d)(g)(h)(i)(k)		1,600,000	67,728
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (USD)(c)(d)(g)(h)(i)(k)		2,000,000	84,660
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (USD)(c)(d)(g)(h)(i)(k)		1,200,000	50,796
Credit Suisse Group AG, 7.50% to 7/17/23, Claim (USD)(c)(d)(g)(h)(i)(k)		3,600,000	152,387
UBS Group AG, 6.875% to 8/7/25 (USD)(g)(h)(i)(j)		5,400,000	4,957,367
UBS Group AG, 7.00% to 1/31/24 (USD)(b)(d)(e)(g)(h)(i)		5,400,000	5,228,002

			10,540,940

INSURANCE	0.6%
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (USD)(h)(j)		3,700,000	3,496,189

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (USD)(h)(j)		$7,000,000	$6,668,452
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (USD)(h)(j)		3,600,000	2,821,932

			12,986,573

TOTAL SWITZERLAND			23,527,513

UNITED KINGDOM	2.7%
BANKING	1.6%
Barclays PLC, 8.00% to 6/15/24 (USD)(b)(g)(h)(i)		5,000,000	4,737,000
Barclays PLC, 8.00% to 3/15/29 (USD)(b)(g)(h)(i)		4,400,000	3,941,960
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (USD)(b)(d)(e)(g)(h)		7,566,000	9,375,295
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)(b)(g)(h)(i)		2,800,000	2,529,064
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)(b)(g)(h)(i)		4,534,000	4,335,184
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)(b)(g)(h)(i)		3,400,000	3,188,010
Natwest Group PLC, 6.00% to 12/29/25 (USD)(b)(g)(h)(i)		2,000,000	1,855,000
Natwest Group PLC, 8.00% to 8/10/25 (USD)(b)(g)(h)(i)		6,000,000	5,845,980

			35,807,493

ENERGY	0.3%
BP Capital Markets PLC, 4.375% to 6/22/25 (USD)(b)(g)(h)		3,000,000	2,885,250
BP Capital Markets PLC, 4.875% to 3/22/30 (USD)(b)(g)(h)		3,550,000	3,238,044

			6,123,294

INSURANCE	0.3%
Beazley Insurance DAC, 5.50%, due 9/10/29 (USD)(j)		2,600,000	2,392,000
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (USD)(h)(j)		1,300,000	1,081,613
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (USD)(g)(h)(i)(j)		4,400,000	3,889,178

			7,362,791

TELECOMMUNICATION SERVICES	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (USD)(b)(h)		2,090,000	1,660,400

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount		Value
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (USD)(h)(j)		$4,235,000		$4,196,377
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (USD)(b)(h)		4,500,000		4,622,310

				10,479,087

TOTAL UNITED KINGDOM				59,772,665

UNITED STATES	9.4%
BANKING	6.2%
AgriBank FCB, 6.875% to 1/1/24(b)(g)(h)		37,000	†	3,683,720
Ally Financial, Inc., 4.70% to 5/15/28, Series C(b)(g)(h)		1,936,000		1,253,560
Bank of America Corp., 5.875% to 3/15/28, Series FF(b)(g)(h)		2,682,000		2,460,735
Bank of America Corp., 6.10% to 3/17/25, Series AA(b)(g)(h)		7,429,000		7,384,426
Bank of America Corp., 6.25% to 9/5/24, Series X(b)(g)(h)		7,423,000		7,348,770
Bank of America Corp., 6.30% to 3/10/26, Series DD(b)(g)(h)		6,000,000		6,013,500
Bank of America Corp., 6.50% to 10/23/24, Series Z(b)(g)(h)		6,806,000		6,804,094
Bank of New York Mellon Corp./The, 4.625% to 9/20/26, Series F(b)(g)(h)		3,500,000		3,106,250
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(b)(e)(g)(h)		6,983,000		5,684,162
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(b)(g)(h)		2,936,000		2,820,674
Citigroup, Inc., 3.875% to 2/18/26, Series X(b)(g)(h)		3,250,000		2,730,000
Citigroup, Inc., 4.15% to 11/15/26, Series Y(b)(g)(h)		2,310,000		1,864,170
Citigroup, Inc., 5.00% to 9/12/24, Series U(b)(g)(h)		4,704,000		4,402,662
Citigroup, Inc., 5.95% to 5/15/25, Series P(b)(e)(g)(h)		6,000,000		5,761,668
Citigroup, Inc., 6.25% to 8/15/26, Series T(b)(e)(g)(h)		7,850,000		7,744,260
Citigroup, Inc., 9.551% (3 Month US LIBOR + 4.23%)(b)(e)(g)(l)		5,675,000		5,709,050
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b)(g)(h)		2,000,000		1,759,617
CoBank ACB, 6.25% to 10/1/26, Series I(g)(h)		2,866,000		2,692,922
Discover Financial Services, 6.125% to 6/23/25, Series D(b)(g)(h)		7,200,000		6,879,149

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount		Value
Dresdner Funding Trust I, 8.151%, due 6/30/31 (TruPS)(b)(d)		$2,500,000		$2,674,063
Farm Credit Bank of Texas, 6.75% to 9/15/23(b)(d)(g)(h)		35,300	†	3,507,937
First Horizon Bank, 6.061% (3 Month US LIBOR + 0.85%, Floor 3.75%)(b)(d)(g)(l)		1,806	†	1,155,262
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(b)(g)(h)		4,170,000		3,233,835
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(b)(g)(h)		1,000,000		814,645
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(b)(g)(h)		894,000		803,359
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(b)(g)(h)		1,043,000		1,019,533
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(b)(g)(h)		2,500,000		2,495,813
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(b)(g)(h)		1,436,000		1,433,133
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(b)(g)(h)		8,790,000		8,818,348
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(b)(g)(h)		4,450,000		4,159,192
PNC Financial Services Group, Inc./The, 8.977% (3 Month US LIBOR + 3.678%), Series O(b)(g)(l)		1,000,000		1,002,223
Truist Financial Corp., 4.80% to 9/1/24, Series N(b)(e)(g)(h)		1,810,000		1,547,550
Truist Financial Corp., 5.10% to 3/1/30, Series Q(b)(g)(h)		2,109,000		1,834,830
Truist Financial Corp., 5.125% to 12/15/27, Series M(b)(g)(h)		500,000		383,875
US Bancorp, 5.30% to 4/15/27, Series J(b)(g)(h)		1,500,000		1,222,500
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b)(g)(h)		7,400,000		6,519,585
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b)(g)(l)		7,521,000		7,388,617
Wells Fargo & Co., 5.95%, due 12/15/36(b)		2,830,000		2,799,780

				138,917,469

BROKERAGE	0.1%
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(b)(g)(h)		1,000,000		837,210
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series O(b)(g)(h)		1,645,000		1,591,537

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(b)(g)(h)		$1,000,000	$977,430

			3,406,177

FINANCE	0.1%
National Rural Utilities Cooperative Finance Corp., 7.125%, due 9/15/53(h)		2,240,000	2,245,686

INSURANCE	1.7%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b)(h)		3,200,000	3,078,141
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)(h)		1,760,000	1,406,149
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(h)		7,170,000	6,885,052
Liberty Mutual Group, Inc., 7.80%, due 3/15/37(b)(d)		1,680,000	1,746,627
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(b)(d)(e)		5,850,000	6,138,047
MetLife, Inc., 9.25%, due 4/8/38(b)(d)		6,500,000	7,544,476
MetLife, Inc., 10.75%, due 8/1/39(b)		1,000,000	1,293,265
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(h)		1,600,000	1,448,896
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(h)		3,000,000	2,970,240
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b)(h)		4,500,000	4,286,873
Voya Financial, Inc., 6.125% to 9/15/23, Series A(b)(g)(h)		1,310,000	1,269,830

			38,067,596

PIPELINES	0.1%
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(g)(h)		1,857,000	1,579,233

UTILITIES	1.2%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(b)(h)		4,200,000	3,356,766
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(b)(g)(h)		1,960,000	1,892,746
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)(h)		1,125,000	970,009
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(b)(g)(h)		8,000,000	6,760,973
Duke Energy Corp., 4.875% to 9/16/24(b)(g)(h)		2,805,000	2,700,935

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(b)(h)		$3,438,000	$3,197,246
Sempra, 4.875% to 10/15/25(b)(g)(h)		5,780,000	5,390,244
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b)(h)		3,000,000	2,781,960

			27,050,879

TOTAL UNITED STATES			211,267,040

TOTAL PREFERRED SECURITIES—OVER‑THE‑COUNTER (Identified cost—$444,488,443)			421,962,709

CORPORATE BONDS	0.6%
ITALY	0.1%
UTILITIES
Enel Finance America LLC, 7.10% , due 10/14/27(b)(d)(e)		600,000	630,893
Enel Finance International NV, 7.50% , due 10/14/32(b)(d)		400,000	443,757

			1,074,650

UNITED STATES	0.5%
REAL ESTATE	0.2%
Spirit Realty LP, 3.40%, due 1/15/30(b)		3,060,000	2,602,635
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(b)(d)(e)		1,700,000	1,665,507

			4,268,142

UTILITIES	0.3%
American Electric Power Co., Inc., 5.75%, due 11/1/27(b)		1,015,000	1,037,610
Southern California Edison Co., 5.85%, due 11/1/27(b)		1,000,000	1,023,393
Southern Co./The, 5.113%, due 8/1/27(b)(e)		6,000,000	5,948,723

			8,009,726

TOTAL UNITED STATES			12,277,868

TOTAL CORPORATE BONDS (Identified cost—$13,418,047)			13,352,518

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares/Units	Value
WARRANTS—UNITED STATES	0.0%
Net Power, Inc., Strike Price $11.50, Expires 3/12/26(c)		182,834	$614,322

TOTAL WARRANTS (Identified cost—$621,636)			614,322

SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(m)		8,121,489	8,121,489
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(m)		16,739,000	16,739,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$24,860,489)			24,860,489

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,691,546,640)	140.7%		3,159,309,467
WRITTEN OPTION CONTRACTS (Premiums received—$884,790)	(0.0)		(715,183)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.7)		(912,867,483)

NET ASSETS (Equivalent to $23.34 per share based on 96,203,670 shares of common stock outstanding)	100.0%		$2,245,726,801

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Put—American Tower Corp.	$185.00	7/21/23	(788)	$(15,282,472)	$(334,334)	$(130,020)
Put—Dominion Energy, Inc.	50.00	7/21/23	(2,417)	(12,517,643)	(122,277)	(94,263)
Put—PPL Corp.	27.00	7/21/23	(2,890)	(7,646,940)	(111,469)	(231,200)
Put—SBA Communications Corp.	220.00	8/18/23	(530)	(12,283,280)	(316,710)	(259,700)

			(6,625)	$(47,730,335)	$(884,790)	$(715,183)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670%	Monthly	5.193%(o)	Monthly	7/15/23	$1,022,943	$—	$1,022,943
255,000,000	1.237%	Monthly	5.157%(o)	Monthly	7/15/23	889,071	—	889,071
85,000,000	0.898%	Monthly	5.163%(o)	Monthly	8/1/23	576,868	—	576,868
212,500,000	1.240%	Monthly	5.189%(o)	Monthly	8/3/23	1,140,109	—	1,140,109
255,000,000	0.670%	Monthly	USD‑SOFR‑OIS(p)	Monthly	9/15/25	21,444,569	52,939	21,497,508
212,500,000	1.240%	Monthly	USD‑SOFR‑OIS(p)	Monthly	2/3/26	16,747,503	7,523	16,755,026
85,000,000	0.898%	Monthly	USD‑SOFR‑OIS(p)	Monthly	5/1/26	7,865,832	22,623	7,888,455
255,000,000	1.237%	Monthly	USD‑SOFR‑OIS(p)	Monthly	9/15/27	27,998,664	57,720	28,056,384

						$77,685,559	$140,805	$77,826,364

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.
†	Represents shares.
(a)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,966,666,843 in aggregate has been pledged as collateral.
(c)	Non‑income producing security.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $166,899,605 which represents 7.4% of the net assets of the Fund, of which 0.0% are illiquid.

(e)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $878,185,875 in aggregate has been rehypothecated.
(f)	All or a portion of the security is pledged in connection with written option contracts. $32,316,664 in aggregate has been pledged as collateral.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $101,781,385 which represents 4.5% of the net assets of the Fund (3.2% of the managed assets of the Fund).

(j)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $43,550,963 which represents 1.9% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)	Variable rate. Rate shown is in effect at June 30, 2023.
(m)	Rate quoted represents the annualized seven‑day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on 1‑Month LIBOR. Represents rates in effect at June 30, 2023.
(p)	Represents forward-starting interest rate swap contracts with interest receipts and payments commencing between July 15, 2023 and August 3, 2023 (effective dates).

Sector Summary	% of Managed Net Assets
Electric	33.0
Midstream	12.9
Railways	8.5
Banking	8.4
Toll Roads	7.5
Gas Distribution	6.7
Communications	6.1
Airports	5.6
Insurance	2.9
Utilities	1.9
Pipelines	1.2
Marine Ports	1.0
Telecommunication Services	0.5
Water	0.5
Other	3.3

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,691,546,640)	$3,159,309,467
Cash	101,888
Cash collateral pledged for interest rate swap contracts	18,685,953
Foreign currency, at value (Identified cost—$7,269,638)	7,332,595
Receivable for:
Dividends and interest	19,972,982
Investment securities sold	768,496
Other assets	324,054

Total Assets	3,206,495,435

LIABILITIES:
Written option contracts, at value (Premiums received—$884,790)	715,183
Payable for:
Credit agreement	950,000,000
Interest expense	4,715,958
Investment management fees	2,218,272
Foreign capital gains tax	2,147,198
Variation margin on interest rate swap contracts	157,349
Administration fees	156,584
Other liabilities	658,090

Total Liabilities	960,768,634

NET ASSETS	$2,245,726,801

NET ASSETS consist of:
Paid‑in capital	$1,751,910,616
Total distributable earnings/(accumulated loss)	493,816,185

$2,245,726,801

NET ASSET VALUE PER SHARE:
($2,245,726,801 ÷ 96,203,670 shares outstanding)	$23.34

MARKET PRICE PER SHARE	$23.62

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	1.20%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividend income (net of $1,312,814 of foreign withholding tax)	$52,483,658
Interest income	13,301,165
Rehypothecation income	652,603

Total Investment Income	66,437,426

Expenses:
Interest expense	26,869,695
Investment management fees	13,696,301
Administration fees	1,081,619
Shareholder reporting expenses	449,904
Custodian fees and expenses	132,516
Professional fees	58,124
Directors’ fees and expenses	45,140
Transfer agent fees and expenses	10,904
Miscellaneous	58,364

Total Expenses	42,402,567

Net Investment Income (Loss)	24,034,859

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	4,465,495
Written option contracts	2,548,170
Interest rate swap contracts	14,588,102
Foreign currency transactions	(157,185)

Net realized gain (loss)	21,444,582

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $140,067)	(53,651,091)
Written option contracts	(27,930)
Interest rate swap contracts	(667,457)
Foreign currency translations	128,281

Net change in unrealized appreciation (depreciation)	(54,218,197)

Net Realized and Unrealized Gain (Loss)	(32,773,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,738,756)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$24,034,859	$48,044,564
Net realized gain (loss)	21,444,582	66,844,009
Net change in unrealized appreciation (depreciation)	(54,218,197)	(311,101,213)

Net increase (decrease) in net assets resulting from operations	(8,738,756)	(196,212,640)

Distributions to shareholders	(89,339,419)	(177,437,070)

Capital Stock Transactions:
Issued as reinvestment of dividends and distributions (See Note 6)	2,894,588	5,174,453
Net proceeds from sale of shares (See Note 6)	6,538,354 (a)	17,542,514 (b)

Total increase (decrease) in net assets	(88,645,233)	(350,932,743)
Net Assets:
Beginning of period	2,334,372,034	2,685,304,777

End of period	$2,245,726,801	$2,334,372,034

(a)	Net of offering costs of $10,012 and sales charges of $52,837.
(b)	Net of offering costs of $21,775 and sales charges of $141,721.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2023 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(8,738,756)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(712,066,881)
Proceeds from sales and maturities of long-term investments	720,264,542
Net purchases, sales and maturities of short-term investments	41,008,339
Net amortization of premium on investments in securities	699,958
Net increase in dividends and interest receivable and other assets	(6,060,800)
Net increase in interest expense payable, accrued expenses and other liabilities	332,861
Net increase in payable for variation margin on interest rate swap contracts	104,544
Net increase in premiums received from written option contracts	547,791
Net change in unrealized depreciation on written option contracts	27,930
Net change in unrealized depreciation on investments in securities	53,651,091
Net realized gain on investments in securities	(4,465,495)

Cash provided by operating activities	85,305,124

Cash Flows from Financing Activities:
Proceeds from sale of shares	6,538,354
Dividends and distributions paid	(87,184,790)

Cash used for financing activities	(80,646,436)

Increase (decrease) in cash and restricted cash	4,658,688
Cash and restricted cash at beginning of period (including foreign currency)	21,461,748

Cash and restricted cash at end of period (including foreign currency)	$26,120,436

Supplemental Disclosure of Cash Flow Information and Non‑Cash Activities:
For the six months ended June 30, 2023, interest paid was $25,939,272.
For the six months ended June 30, 2023, reinvestment of dividends was $2,894,588.
For the six months ended June 30, 2023, as a result of corporate action, the Fund received shares of new securities valued at $9,419,609.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)
For the Six Months Ended June 30, 2023 (Unaudited)
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$101,888
Restricted cash	18,685,953
Foreign currency	7,332,595

Total cash and restricted cash shown on the Statement of Cash Flows	$26,120,436

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	For the Six Months Ended June 30, 2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$24.36		$28.28	$24.62	$27.73	$22.08	$25.53

Income (loss) from investment operations:

Net investment income (loss)(a)	0.25		0.50	0.56	0.41	0.57	0.52
Net realized and unrealized gain (loss)	(0.34)		(2.56)	4.95	(1.66)	6.94	(1.97)

Total from investment operations	(0.09)		(2.06)	5.51	(1.25)	7.51	(1.45)

Less dividends and distributions to shareholders from:

Net investment income	(0.93)		(0.64)	(0.54)	(0.41)	(0.58)	(0.53)
Net realized gain	—		(1.22)	(1.32)	(1.45)	(1.28)	(1.47)

Total dividends and distributions to shareholders	(0.93)		(1.86)	(1.86)	(1.86)	(1.86)	(2.00)

Anti-dilutive effect from the issuance of shares	0.00	(b)	0.00 (b)	0.01	—	—	—

Net increase (decrease) in net asset value	(1.02)		(3.92)	3.66	(3.11)	5.65	(3.45)

Net asset value, end of period	$23.34		$24.36	$28.28	$24.62	$27.73	$22.08

Market value, end of period	$23.62		$23.99	$28.50	$25.82	$26.20	$19.76

Total net asset value return(c)	–0.32	%(d)	–7.42%	23.10%	–3.66%	35.09%	–5.34%

Total market value return(c)	2.43	%(d)	–9.53%	18.29%	6.94%	42.63%	–9.89%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	For the Six Months Ended June 30, 2023		2022	2021	2020	2019	2018
Net assets, end of period (in millions)	$2,245.7		$2,334.4	$2,685.3	$2,304.1	$2,593.6	$1,883.8

Ratios to average daily net assets:

Expenses	3.72	%(e)	2.44%	2.19%	2.53%	2.50%	2.44%

Expenses (excluding interest expense)	1.36	%(e)	1.34%	1.34%	1.35%	1.36%	1.39%

Net investment income (loss)	2.11	%(e)	1.94%	2.10%	1.73%	2.18%	2.18%

Ratio of expenses to average daily managed assets(f)	2.63	%(e)	1.76%	1.59%	1.83%	1.81%	1.73%

Portfolio turnover rate	22	%(d)	38%	47%	54%	41%	37%

Credit Agreement

Asset coverage ratio for credit agreement	336%		346%	383%	371%	405%	322%

Asset coverage per $1,000 for credit agreement	$3,364		$3,457	$3,827	$3,711	$4,051	$3,216

Amount of loan outstanding (in millions)	$950.0		$950.0	$950.0	$850.0	$850.0	$850.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)
Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Annualized.
(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed‑end management investment company. The Fund’s investment objective is total return with emphasis on income.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Foreign equity fair value pricing procedures utilized by the Fund may cause certain non‑U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock:
Brazil	$30,223,287	$—	$—	$30,223,287
Canada	291,492,506	—	—	291,492,506
Mexico	61,087,879	—	—	61,087,879
Thailand	45,016,017	—	—	45,016,017
United States	1,496,362,632	—	—	1,496,362,632
Other Countries	—	695,771,143	—	695,771,143
Preferred Securities— Exchange-Traded	78,565,965	—	—	78,565,965
Preferred Securities— Over‑the‑Counter	—	421,962,709	—	421,962,709
Corporate Bonds	—	13,352,518	—	13,352,518
Warrants	614,322	—	—	614,322
Short-Term Investments	—	24,860,489	—	24,860,489

Total Investments in Securities(a)	$2,003,362,608	$1,155,946,859	$—	$3,159,309,467

Interest Rate Swap Contracts	$—	$77,826,364	$—	$77,826,364

Total Derivative Assets(a)	$—	$77,826,364	$—	$77,826,364

Written Option Contracts	$(715,183)	$—	$—	$(715,183)

Total Derivative Liabilities(a)	$(715,183)	$—	$—	$(715,183)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.
The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2023, the Fund’s fiscal year end.
Distributions Subsequent to June 30, 2023: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex‑Date	Record Date	Payable Date	Amount
7/11/23	7/12/23	7/31/23	$0.155
8/15/23	8/16/23	8/31/23	$0.155
9/12/23	9/13/23	9/29/23	$0.155
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non‑U.S. markets are subject to non‑U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non‑U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s

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tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.
Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non‑U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $966,798 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $11,241 for the six months ended June 30, 2023.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2023, totaled $711,180,208 and $714,879,168, respectively.

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Note 4. Derivative Investments
The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded(a)	—	$—	Written option contracts, at value	$715,183
Interest Rate Risk:
Interest Rate Swap Contracts(a)	—	—	Payable for variation margin on interest rate swap contracts	77,826,364	(b)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)
Amount represents the cumulative appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(162,047)	$154,595
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	2,548,170	(27,930)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	14,588,102	(667,457)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

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The following summarizes the volume of the Fund’s option contracts and interest rate swap contracts activity six months ended June 30, 2023:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)	Interest Rate Swap Contracts
Average Notional Amount	$6,244,983	$33,588,210	$807,500,000

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)
Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents January 1, 2023 through January 20, 2023 for purchased option contracts.

Note 5. Income Tax Information
As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,691,546,640

Gross unrealized appreciation on investments	$668,583,075
Gross unrealized depreciation on investments	(122,824,277)

Net unrealized appreciation (depreciation) on investments	$545,758,798

The Fund incurred long-term capital loss of $100,038 after October 31, 2022 that it has elected to defer to the following year.
Note 6. Capital Stock
The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.
During the six months ended June 30, 2023, the Fund issued 120,565 shares of common stock at $2,894,588 for the reinvestment of dividends. During the year ended December 31, 2022, the Fund issued 199,582 shares of common stock at $5,174,453 for the reinvestment of dividends.
On December 13, 2022, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023, through December 31, 2023.
During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not effect any repurchases.
On August 5, 2021, the Fund filed with the SEC an automatically effective shelf registration statement on Form N‑2 allowing for the delayed or continuous offering of up to $225,000,000 aggregate initial offering price of shares of common stock or rights to subscribe for shares of common stock.

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On August 9, 2021, the Fund entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 7,750,000 shares of common stock, from time to time, through the Distributor, in transactions that are deemed to be “at‑the market” as defined in Rule 415 under the Securities Act of 1933, and filed a prospectus supplement with respect to such at‑the‑market program. The minimum price on any day at which shares of common stock may be sold will not be less than the then current NAV per common share plus any commissions to be paid to the Distributor. Certain offering costs incurred by the Fund in connection with the shelf offering are recorded as a deferred charge which are amortized over the period such additional common shares are sold, not to exceed one year.
For the six months ended June 30, 2023, the Fund sold 262,668 shares of common stock in the at‑the‑market program and the proceeds from such sales were $6,538,354, net of offering costs and sales charges of $10,012 and $52,837, respectively. For the year ended December 31, 2022, the Fund sold 666,896 shares of common stock in the at‑the‑market program and the proceeds from such sales were $17,542,514, net of offering costs and sales charges of $21,775 and $141,721, respectively.
Note 7. Borrowings
The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of London Interbank Offered Rate (LIBOR)-based variable and fixed rates through June 30, 2022 and a combination of Secured Overnight Financing Rate (SOFR)- based variable and fixed rates effective July 1, 2022, and SOFR-based variable rates effective December 28, 2022, pursuant to an amendment to the credit agreement. The commitment amount of the credit agreement is $1,160,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund to receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

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As of June 30, 2023, the Fund had outstanding borrowings of $950,000,000 at a rate of 6.0%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2023, the Fund borrowed an average daily balance of $950,000,000 at a weighted average borrowing cost of 5.7%.
Note 8. Other Risks
Market Price Discount from Net Asset Value Risk: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.
Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

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Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.
Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.
If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Foreign (Non‑U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential

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economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Master Limited Partnership Risk: The Fund may invest in Portfolio Funds that invest in master limited partnerships (MLPs). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market

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interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID‑19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Although the long-term economic fallout of COVID‑19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID‑19 and efforts to contain its spread may also exacerbate other pre‑existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID‑19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID‑19

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public health emergency declaration on May 11, 2023; however, the effects of the COVID‑19 pandemic are expected to continue and the risk that new variants of COVID‑19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.
On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU‑UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f‑4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.
In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.
The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 10. New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021‑01 (ASU 2021‑01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022‑06 (ASU 2022‑06), “Reference Rate Reform (Topic 848)”. ASU 2022‑06 and ASU 2021‑01 are updates to ASU 2020‑04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020‑04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020‑04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021‑01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022‑06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022‑06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021‑01 or ASU 2022‑06 to have a material impact on the financial statements.
Note 11. Subsequent Events
Management has evaluated events and transactions occurring after June 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)
Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2023. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Michael G. Clark	72,869,548	1,741,731
Dean A. Junkans	72,847,883	1,763,396
Ramona Rogers-Windsor	72,745,472	1,865,807

COHEN & STEERS INFRASTRUCTURE FUND, INC.
(The following pages are unaudited)

REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT, is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099‑DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c‑1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS
The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreements in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Management Agreements were unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.
In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub‑investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day‑to‑day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one‑, three-, five- and ten‑year periods ended March 31, 2023, ranking two out of four peers, two out of four peers, one out of four peers and one out of four peers for each period, respectively. The Board of Directors noted that the Fund outperformed its linked blended benchmark for the three-, five- and ten‑year periods and underperformed for the one‑year period ended March 31, 2023. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreements.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fee at common asset levels was lower than the Peer Group median, ranking two out of four peers and the Fund’s actual management fee at managed asset levels was higher than the Peer Group median, ranking three out of four peers. The Board of Directors also noted that the Fund’s total expense ratio including investment-related expenses at common asset levels was lower than the Peer Group median and was higher than the Peer Group median at managed asset levels, ranking two out of four peers and three out of four peers, respectively. The Board of Directors also noted that the Fund’s total expense ratio excluding investment-related expenses at common asset levels was lower than the Peer Group median and was higher than the Peer Group median at managed asset levels, ranking two out of four peers and three out of four peers, respectively. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.
The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into

COHEN & STEERS INFRASTRUCTURE FUND, INC.

consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed‑end fund, the Fund would not typically be expected to have inflows of capital that might produce increasing economies of scale, although the Fund does employ an at‑the‑market program to raise capital only when the Fund is trading at a premium to net asset value. The Board of Directors determined that, given the Fund’s closed‑end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreements to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.
No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed‑End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES
AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED
AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX
COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS
Joseph M. Harvey
Director, Chair and Vice President
Adam M. Derechin
Director
Michael G. Clark
Director
George Grossman
Director
Dean A. Junkans
Director
Gerald J. Maginnis
Director
Jane F. Magpiong
Director
Daphne L. Richards
Director
Ramona Rogers-Windsor
Director
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer and Vice President
Benjamin Morton
Vice President
William F. Scapell
Vice President
Yigal D. Jhirad
Vice President
Tyler S. Rosenlicht
Vice President
Thuy Quynh Dang
Vice President

KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832‑3232
Co‑administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227‑0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	UTF
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers
Infrastructure
Fund (UTF)
Semiannual Report June 30, 2023
UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a) Not applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2022, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,313,331
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$348,668
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$348,668
Net income from securities lending activities	$964,663

(b) During the registrants most recent fiscal year ended December 31, 2022, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 1, 2023